Harbor Funds

Supplement to Prospectus dated March 1, 2022
HARBOR INTERNATIONAL GROWTH FUND
June 29, 2022
Effective on or about July 29, 2022 (the “Effective Date”), Stephen Paice will serve as a portfolio manager for Harbor International Growth Fund (the “Fund”).
As of the Effective Date, Moritz Sitte no longer serves as a portfolio manager to the Fund. All references to Mr. Sitte in the Prospectus are hereby removed.

As of the Effective Date, the following is added to the “Portfolio Management” section of the Fund Summary:
Stephen Paice Baillie Gifford
Mr. Paice is a Portfolio Manager and member of the International All Cap Portfolio Construction Group at Baillie Gifford and has co-managed the Fund since 2022.

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Harbor Funds
Supplement to Prospectus dated March 1, 2022 — Continued

As of the Effective Date, the “Portfolio Managers” section of “The Subadvisers” section of the Fund’s Prospectus is replaced with the following:

Harbor International Growth Fund
Baillie Gifford Overseas Limited (“Baillie Gifford”), located at Calton Square, 1 Greenside Row, Edinburgh, Scotland, serves as Subadviser to Harbor International Growth Fund. Each of the Portfolio Managers listed below are members of Baillie Gifford Overseas Limited’s International All Cap Portfolio Construction Group, which has the responsibility for making the day-to-day investment decisions for the Fund using a team-based approach. The Portfolio Construction Group includes Portfolio Managers from Baillie Gifford Overseas Limited’s regional equity specialist teams who participate in the investment decision making process across the Fund’s portfolio.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Gerard Callahan	2013
Mr. Callahan joined Baillie Gifford in 1991 and is the Head of the UK Equity Team. In addition, he is the Chairman of the
International All Cap Portfolio Construction Group. Mr. Callahan
began his investment career in 1991.

Iain Campbell	2013
Mr. Campbell joined Baillie Gifford in 2004. He is Portfolio
Manager on the Japan Equity Team and a member of Baillie
Gifford’s International All Cap Portfolio Construction Group.
He previously served as an Analyst at Goldman Sachs.
Mr. Campbell began his investment career in 2004 and focuses on developed Asian markets.

Joseph M. Faraday, CFA	2013	Mr. Faraday joined Baillie Gifford in 2002 and is a member of the International All Cap Portfolio Construction Group. Mr. Faraday began his investment career in 2002.
Stephen Paice	2022
Mr. Paice joined Baillie Gifford in 2005 and is the Head of the
European Equity Team. He is a member of the International
All Cap Portfolio Construction Group. Mr. Paice began his
investment career in 2005.

Sophie Earnshaw, CFA	2014
Ms. Earnshaw joined Baillie Gifford in 2010. She is an Investment
Manager on the Emerging Markets Equity Team and a member
of the International All Cap Portfolio Construction Group. Ms.
Earnshaw began her investment career in 2010.

Milena Mileva	2022
Ms. Mileva joined Baillie Gifford in 2009. She is an Investment
Manager in the UK Equity Team and will become a member
of the International All Cap Portfolio Construction Group in
April 2022. Ms. Mileva began her investment career in 2009.

Investors Should Retain This Supplement For Future Reference
S0622.P.HF

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